SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        11/25/02


Residential Asset Mortgage Products, GMACM Mortgage PT Certs, Series 2002-J6 (Exact name of registrant as specified in its charter)


Delaware            333-42510            41-1955181
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


8400 Normandale Lake Blvd., Ste. 250
Minneapolis, MN                                     55437
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:
Item 5. Other Events

        On November 25, 2002 a scheduled distribution was made from the Trust to holders of the Certificates.  The Trustee has caused to be filed with
        the Commission, the Monthly Report dated        11/25/02
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                    Date:
                    Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report D       11/25/02


GMACM Mortgage Pass-Through Certificates
  Series 2002-J6

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:     November 25, 2002

DISTRIBUTION SUMMARY

        Original	 Beginning              Principal
 Class	Balance		 Balance               Distribution

A-1	159,687,500.00	153,794,475.31	11,170,149.95
A-2	22,812,500.00	21,970,639.33	1,595,735.71
A-3	35,000,000.00	35,000,000.00	0.00
A-4	3,130,000.00	3,130,000.00	0.00
A-5	101,552,625.00	101,222,345.79	377,744.99
A-6	78,985,375.00	78,728,491.17	293,801.66
A-7	78,985,375.00	78,728,491.17	0.00
A-8	13,934,000.00	13,934,000.00	0.00
A-9	43,000,000.00	42,880,238.93	159,643.73
A-10	1,720,000.00	1,715,209.56	0.00
A-11	23,781,000.00	20,400,444.44	6,582,865.73
A-12	3,356,000.00	3,356,000.00	0.00
A-13	2,192,000.00	2,192,000.00	0.00
A-14	7,671,000.00	7,671,000.00	0.00
A-15	55,100,000.00	50,065,713.21	9,803,132.48
A-16	15,428,000.00	14,018,399.70	2,744,877.09
A-17	65,000,000.00	65,000,000.00	0.00
PO	758,401.00	757,601.81	809.47
IO	615,052,012.00	597,805,253.58	0.00
M-1	9,103,400.00	9,095,296.76	8,171.31
M-2	3,901,400.00	3,897,927.23	3,501.94
M-3	2,275,900.00	2,273,874.15	2,042.87
B-1	1,300,500.00	1,299,342.38	1,167.34
B-2	975,300.00	974,431.85	875.44
B-3	1,300,586.32	1,299,428.63	1,167.42
R-1	50.00	        0.00	        0.00
R-2	50.00	        0.00	        0.00

Total	650,245,587.32	632,961,650.69	32,745,687.13







     Pass-Through Rate    Interest Distribution
A-1	6	          768,972.38
A-2	8	          146,470.93
A-3	6.25	          182,291.67
A-4	6.25	          16,302.08
A-5	4.5	          379,583.80
A-6	2.23	          151,180.57
A-7	6.27	          425,068.25
A-8	6.25	          72,572.92
A-9	6	          214,401.19
A-10	6.25	          8,933.38
A-11	6.25	          106,252.31
A-12	6.25	          17,479.17
A-13	6.25	          11,416.67
A-14	6.25	          39,953.13
A-15	3.33	          143,563.43
A-16	16.678571	  201,333.70
A-17	6.25	          338,541.67
PO	0	          0.00
IO	0.256201	  127,631.81
M-1	6.25	          47,371.34
M-2	6.25	          20,301.70
M-3	6.25	          11,843.09
B-1	6.25	          6,767.41
B-2	6.25	          5,075.17
B-3	6.25	          6,767.86
R-1	6.25	          0.14
R-2	6.25	          0.00

Total		          3,450,075.77










            Ending Balance
A-1	142,624,325.36
A-2	20,374,903.62
A-3	35,000,000.00
A-4	3,130,000.00
A-5	100,844,600.80
A-6	78,434,689.51
A-7	78,434,689.51
A-8	13,934,000.00
A-9	42,720,595.20
A-10	1,708,823.81
A-11	13,817,578.71
A-12	3,356,000.00
A-13	2,192,000.00
A-14	7,671,000.00
A-15	40,262,580.73
A-16	11,273,522.60
A-17	65,000,000.00
PO	756,792.34
IO	565,097,404.50
M-1	9,087,125.45
M-2	3,894,425.30
M-3	2,271,831.27
B-1	1,298,175.04
B-2	973,556.41
B-3	1,298,261.21
R-1	0.00
R-2	0.00

Total	600,215,963.55







     AMOUNTS PER $1,000 UNIT

Class	Cusip	        Principal	Interest	Ending Cert.
		        Distribution	Distribution	Notional Balance

A-1	36185NTP5	69.95005839	4.815482593	893.1464602
A-2	36185NTQ3	69.95005839	6.420643457	893.1464602
A-3	36185NTR1	0	        5.208333333	1000
A-4	36185NTS9	0	        5.208333333	1000
A-5	36185NTT7	3.719696969	3.737803889	993.0280069
A-6	36185NTU4	3.719696969	1.914032466	993.0280069
A-7	36185NTV2	0	        5.381606978	993.0280069
A-8	36185NTW0	0	        5.208333333	1000
A-9	36185NTX8	3.712644884	4.986074294	993.502214
A-10	36185NTY6	0	        5.19382739	993.502214
A-11	36185NTZ3	276.8119814	4.467949825	581.034385
A-12	36185NUA6	0	        5.208333333	1000
A-13	36185NUB4	0	        5.208333333	1000
A-14	36185NUC2	0	        5.208333333	1000
A-15	36185NUD0	177.91529	2.605506944	730.7183435
A-16	36185NUE8	177.91529	13.04988998	730.7183435
A-17	36185NUF5	0	        5.208333333	1000
PO	36185NUG3	1.06733931	0	        997.8788839
IO	36185NUH1	0	        0.207513847	918.7798649
M-1	36185NUL2	0.897610591	5.203697224	998.2122563
M-2	36185NUM0	0.897610591	5.203697224	998.2122563
M-3	36185NUN8	0.897610591	5.203697224	998.2122563
B-1	36185NT  	0.897610591	5.203697224	998.2122563
B-2	36185NT 	0.897610591	5.203697224	998.2122563
B-3	36185NT 	0.897610591	5.203697224	998.2122563
R-1	36185NUJ7	0	        2.883177194	0
R-2	36185NUK4	0	        0        	0

Total		        50.35895325	5.305804203	923.0604179



Group 1
Cut-Off Date Balance	                                650,245,587.32
Beginning Aggregate Pool Stated Principal Balance	632,961,650.69
Ending Aggregate Pool Stated Principal Balance	        600,215,963.56
Beginning Aggregate Certificate Stated Principal Bal    632,961,650.69
Ending Aggregate Certificate Stated Principal Balance	600,215,963.56
Beginning Aggregate Loan Count	                        1528
Loans Paid Off or Otherwise Removed Pursuant to PSA	72
Ending Aggregate Loan Count	                        1456
Beginning Weighted Average Loan Rate (WAC)	        6.79%
Ending Weighted Average Loan Rate (WAC)	                6.79%
Beginning Net Weighted Average Loan Rate	        6.54%
Ending Net Weighted Average Loan Rate           	6.54%
Weighted Average Maturity (WAM) (Months)	        353
Servicer Advances	                                0
Aggregate Pool Prepayment	                        32,176,968.83
Pool Prepayment Rate	                                46.5625 CPR



Prepayment Compensation
Total Gross Prepayment Interest Shortfall	        18,764.47
Compensation for Gross PPIS from Servicing Fees	        18,764.47
Other Gross PPIS Compensation	                        0
Total Net PPIS (Non-Supported PPIS)	                0


Master Servicing Fees Paid	                        113,102.51
Insurance Premium(s) Paid	                        0
Total Fees	                                        113,102.51

	Delinquency Information
Group 1

Delinquency	        30-59 Days	60-89 Days 90+ Days	Totals
Scheduled Principal Bal 4,496,585.61	0	     0	      4,496,585.61
                                30-59   60-89   90+ 	Totals
Percentage of Total Pool Bal    0.75%	0.00%	0.00%	0.75%
Number of Loans         	11	0	0	11
Percentage of Total Loans	0.76%	0.00%	0.00%	0.76%

Foreclosure
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bal    0.00%	0.00%	0.00%	0.00%
Number of Loans	                0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Bankruptcy
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bal    0.00%	0.00%	0.00%	0.00%
Number of Loans	                0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

REO
Scheduled Principal Balance	0	0	0	0
Percentage of Total Pool Bal    0.00%	0.00%	0.00%	0.00%
Number of Loans	                0	0	0	0
Percentage of Total Loans	0.00%	0.00%	0.00%	0.00%

Book Value of all REO Loans				        0
Percentage of Total Pool Balance				0.00%
Current Realized Losses				                0
Additional Gains	(Recoveries)/Losses			0
Total Realized Losses				                0


Subordination/Credit	Enhancement Information

Protection			        Original	Current
Bankruptcy Loss			        120,000.00	0
Bankruptcy Percentage			0.02%	        0.00%
Credit/Fraud Loss			6,502,460.00	6,502,460.00
Credit/Fraud Loss Percentage		1.00%	        1.08%
Special Hazard Loss			3,251,230.00	3,251,230.00
Special Hazard Loss Percentage		0.50%	        0.54%

Credit Support			Original	Current
Class A			        650,245,587.32	600,215,963.56
Class A Percentage		100.00%	        100.00%



        SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GMACM Mortgage Pass-Through Certificates
  Series 2002-J6


                        By: /s/ Keith Richardson
                        Name:  Keith Richardson
                        Title:  Vice President
                        Bank One, NA